                                                                    EXHIBIT 99.1
                           MACC PRIVATE EQUITIES INC.

                        INVESTMENT COMPANY CODE OF ETHICS

                                       AND

                             INSIDER TRADING POLICY

General

       This  Investment  Company Code of Ethics and Insider  Trading Policy (the
"Policy")  is  designed  to  maximize  compliance  with the  federal  and  state securities laws without being unduly harsh or burdensome.

Notice of Policy

         Within 45 days  following  the end of each fiscal year of MACC  Private
Equities Inc.  ("MACC" or the "Company"),  the Chief  Compliance  Officer of the
Company ("CCO") shall deliver to all of the officers and directors and employees of the Company and to each member of the  Control  Person  Group:  (1) a copy of this Policy,  as amended;  (2) the Memorandum  Regarding  Duties and Liabilities
under the Federal Securities Laws (the "Memorandum"),  which shall be updated as necessary  to ensure  compliance  with the  securities  laws;  and (3) a written statement to be signed by such persons, affirming that they have received a copy of this Policy and the Memorandum,  understand the contents thereof,  and intend to adhere to this Policy.

Insider Group

         The  Insider  Group  shall  consist  of all  officers,  directors,  and employees of the Company and all directors, officers and employees of Eudaimonia
Asset Management,  LLC,  InvestAmerica  Investment Advisers,  Inc. or such other person as shall then act as investment adviser to the Company (collectively, the
"Adviser"),   as  well  as  the  immediate  family  members  (spouse,   parents,
grandparents,  children,  siblings) of each of the foregoing  classes of persons who share the same household with the officer, director or employee.

Access Persons

         An Access  Person is any  Advisory  Person  (as  defined  below) of the
Company or of the Adviser.  Because the Adviser's  primary  business is advising
Funds (as defined in Rule 17j-1  under the  Investment  Company Act of 1940,  as amended  (the  "1940  Act")) or other  advisory  clients,  all of the  Adviser's directors,  officers,  and general partners are presumed to be Access Persons of any Fund advised by the  investment  adviser.  All of the  Company's  directors, officers, and general partners are presumed to be Access Persons of the Company.

Advisory Person

         An  Advisory  Person of the  Company  or of the  Adviser  means (1) any director, officer, general partner or employee of the Company or the Adviser (or of any company in a control  relationship  to the  Company or  Adviser)  who, in connection with his or her regular functions or duties, makes, participates,  in or obtains information regarding,  the purchase or sale of Covered Securities by the Company, or whose functions relate to the making of any recommendations with respect to such  purchases  or sales;  and (2) any  natural  person in a control relationship  to the Company or the Adviser who obtains  information  concerning recommendations  made to the  Company  with  regard to the  purchase  or sale of
Covered Securities by the Company.

Beneficial Ownership

         Beneficial  ownership means the same as it does under Section 16 of the
Securities  Exchange  Act of 1934 and rule  16a-1(a)(2)  thereunder.  Beneficial ownership of securities by any person generally  includes any securities held by that person's spouse,  minor children,  a relative who shares such person's home or other  persons  by  reason of

                                                                    EXHIBIT 99.1

any contract,  arrangement,  understanding  or  relationship  that provides such person with sole or shared voting or investment power.

Control Person Group

         The  Control  Person  Group shall  consist of all  persons  directly or indirectly  beneficially  owning  more  than  5% of  MACC's  outstanding  voting securities.

All Personal Trading

         Within ten days after  becoming an Access  Person,  such  person  shall report to the CCO the following information: (1) the title, number of shares and principal amount of each Covered Security (as that term is defined in Rule 17j-1 under the 1940 Act) in which such person had any direct or  indirect  beneficial ownership when such person became an Access Person;  (2) the name of any broker, dealer  or bank  with  whom  such  person  maintained  an  account  in which any securities were held for the direct or indirect benefit of such person as of the date such person  became an Access  Person;  and (3) the date that the report is submitted by such person (an "Initial Holdings Report").  The information in the
Initial  Holdings Report must be current as of a date no more than 45 days prior to the date the person became an Access Person.  The Initial Holdings Report may be in the form of Exhibit A attached hereto.

         Within 30 days  after the end of each  calendar  quarter,  each  Access
Person shall report to the CCO either:  (1) (i) with respect to any  transaction during the quarter in a Covered  Security in which such person had any direct or indirect  beneficial  ownership:  (A) the date of the  transaction,  the  title, interest  rate and maturity date (if  applicable),  the number of shares and the principal  amount  of each  Covered  Security  involved;  (B) the  nature of the transaction (i.e., purchase,  sale or other type of acquisition or disposition);
(C) the price of the Covered Security at which the transaction was effected; (D)
the name of the broker, dealer or bank with or through which the transaction was effected; and (E) the date that the report is submitted by such person; and (ii)
with respect to any account  established  by such person in which any securities were held during the quarter for the direct or indirect  benefit of such person:
(A) the name of the broker, dealer or bank with whom such person established the account;  (B) the date the  account was  established;  and (C) the date that the report is submitted by such person; or (2) a written  statement,  signed by such member, that such member engaged in no securities  transactions during the prior calendar quarter (a "Quarterly  Transaction Report").  The Quarterly Transaction
Report may be in the form attached hereto as Exhibit B.

         Within 30 days after the end of MACC's fiscal year,  each Access Person shall report to the CCO: (1) the title, number of shares and principal amount of each Covered Security in which such person had any direct or indirect beneficial ownership;  (2) the name of any  broker,  dealer or bank  with whom such  person maintains an account in which any securities are held for the direct or indirect benefit of such  person;  and (3) the date of the report  (an  "Annual  Holdings
Report;" with the Annual Holdings Report,  the Quarterly  Transaction Report and
the Initial Holdings Report together,  the "Report(s)").  The information in the
Annual  Holdings  Report must be current as of a date no more than 45 days prior to the date the report is submitted.  The Annual  Holdings  Report may be in the form attached hereto as Exhibit C.

         The Reports may consist of broker's  confirmations or portfolio account statements if all of the required information is contained in such confirmations or account  statements and such  confirmations or statements are received within the  required  time  period  for the  report.  The CCO  shall  review  all  such information  submitted by Access  Persons  other than the CCO, and the Executive
Vice President and Treasurer of MACC shall review all such information submitted by the CCO.  For the  purposes of this  Policy,  a person is deemed to execute a transaction  in a  security  if the person  has a direct or  indirect  pecuniary interest  in  the  underlying  security  that  is  bought,  sold,  or  otherwise transferred.

         Notwithstanding the foregoing:

                                                                    EXHIBIT 99.1

     1.   An  Access  Person  does  not need to make a Report  with  respect  to transactions effected for, and Covered Securities held in, any account over which the person has no direct or indirect influence or control;

     2.   A Director of the Company who is not an  "interested  person" (as that term is defined in Section  2(a)(19) of the 1940 Act,  an  "Interested
          Person")), and who would be required to make a Report solely by reason of being a  Director  of the  Company  need not make:  (i) an  Initial
          Holdings  Report or an Annual  Holdings  Report;  or (ii) a  Quarterly
          Transactions  Report,  unless the  Director  knew,  or in the ordinary course of fulfilling  his or her official  duties as a Director of the
          Company,  should have known that during the 15-day period  immediately before or after the Director's transaction in a Covered Security, MACC purchased  or sold  the  Covered  Security,  or  MACC  or the  Adviser considered purchasing or selling the Covered Security; and

     3.   Access Persons do not need to make Quarterly  Transaction Reports with respect to transactions  effected pursuant to an Automatic  Investment
          Plan (as defined in Rule 17j-1 under the 1940 Act).

         The CCO shall maintain and update as necessary (but not less frequently than  annually)  a current  list of all  persons  who are  deemed to be  "Access
Persons"  within the  meaning of Rule 17j-1  under the 1940 Act and inform  such persons of their reporting obligations hereunder.

Pre-Clearance for Trading in MACC Stock

         In accordance  with the Securities and Exchange Act of 1934, as amended
(the "1934 Act") and the 2002  Sarbanes-Oxley  Act  ("SOX"),  all members of the
Insider  Group who are  officers  or  directors  of MACC or who own at least ten percent (10%) of MACC's stock (collectively, "Reporting Persons") must file with the Securities and Exchange Commission (the "Commission") their Forms 3, 4 and 5 within  the  time  periods  established  from  time to time by  applicable  law.
Although  the  legal  obligation  to file  such  statements  on Forms 3, 4 and 5 remains the personal responsibility of the Reporting Persons, Authorized Counsel
(as  defined  below)  will  assist in the  preparation  of Forms 3, 4 and 5 upon request.  Reporting  Persons must file their Statements of Changes of Beneficial
Ownership of  Securities on Form 4 in connection  with any  transaction  in MACC common  stock.  All Forms 4 must be filed with the  Commission by the end of the second business day following the execution of a transaction in MACC stock, with limited  exceptions  established  from time to time by applicable law. To ensure compliance with the accelerated  reporting  requirements  and to help prevent in advance any  inadvertent  violations of the federal  securities  laws,  MACC has
implemented  the  following   pre-clearance   procedures   (the   "Pre-Clearance
Procedures"):

     1.   Directors and officers of MACC,  together  with their family  members, may not engage in any transaction involving MACC securities, including a stock  plan  transaction  such as an option  exercise,  gift,  loan, pledge,  contribution  to a trust or  other  transfer,  without  first obtaining  pre-clearance  of the  transaction  ("Pre-Clearance")  from
          MACC's  outside  counsel,  David E.  Gardels  or  Daniel  A.  Peterson
          ("Authorized   Counsel").   A  request  for  Pre-Clearance  should  be
          submitted  to  Authorized  Counsel in writing,  either by facsimile or
          e-mail,  at least two days in  advance  of the  proposed  transaction.
          Authorized  Counsel will then determine  whether the  transaction  may proceed  and,  if so,  will  assist in  complying  with the  reporting requirements.  Contact information for Authorized Counsel is currently as follows:  (i) Address:  1620 Dodge Street,  Suite 2100,  Omaha,  NE
          68102 or 720 Olive Street, Suite 2800, St. Louis, Missouri 63101; (ii)
          Telephone Numbers:  (402) 964-5000 or (314) 345-6246;  (iii) Facsimile
          Numbers:  (402) 964-5050 or (314) 345-6060; and (iv) E-Mail addresses:
          david.gardels@huschblackwell.com or dan.peterson@huschblackwell.com.

     2.   It is the  responsibility  of all  Reporting  Persons  subject  to the
          Pre-Clearance  Procedures to provide assurance that their brokers will assist  the  Reporting  Person  in  complying  with the  Pre-Clearance
          Procedures.  To provide this  assurance,  all  Reporting  Persons must submit to their  brokers a Broker Notice Letter in the form of Exhibit
          D attached  hereto (the "Broker  Notice  Letter").  This Broker Notice
          Letter informs the broker of the Reporting Person's status as a member of the Insider Group and of the Pre-Clearance Procedures instituted by
          MACC.

                                                                    EXHIBIT 99.1

     3.   In order for MACC to prepare and file Section 16  reporting  documents on a timely basis,  all  Reporting  Persons must execute and return to
          Authorized  Counsel  a Power  of  Attorney  in the form of  Exhibit  E attached  hereto  (the  "Power of  Attorney").  The Power of  Attorney appoints  representatives of Private Equities to act as agents for the officers and directors in connection with the filing of Forms 3, 4 and
          5 to facilitate prompt filing of these forms.

     4.   In accordance  with SOX, all Section 16 reports must be filed with the
          Commission electronically. As of the date hereof, all of the Reporting
          Persons  subject to the  Pre-Clearance  Procedures  have  obtained the necessary  passwords  and  codes  to  file  their  Forms  3,  4  and 5
          electronically  with  the  Commission.   Each  person  who  becomes  a
          Reporting  Person subject to  Pre-Clearance  Procedures after the date hereof shall file a Form ID with the  Commission.  Authorized  Counsel will  assist  the  Reporting  Persons  subject  to  the  Pre-Clearance
          Procedures in the electronic filing process.

                                                                    EXHIBIT 99.1

Trading in MACC Stock

     Members of the Insider Group may buy, sell, or otherwise transfer shares of
MACC stock under the following conditions:

     1.   The Reporting  Persons  subject to the  Pre-Clearance  Procedures must comply with the Pre-Clearance  Procedures  delineated above before any trading in MACC stock may occur.

     2.   As a general rule, trades of MACC common stock will not be pre-cleared during  the  27-day  period  commencing  25 days prior to the date the
          Commission  receives  MACC's  annual  report on Form 10-K or quarterly report  on Form  10-Q,  as the case may be,  and  concluding  two days thereafter.  The regular  period  during which  trading is  permitted, after  Pre-Clearance has been obtained,  is referred to as the "Window
          Period."  In  addition,  trades  of  MACC  common  stock  will  not be pre-cleared  during the Window  Period for two days after the date the
          Commission receives a report on Form 8-K filed by MACC.

     3.   In addition,  trades in MACC stock will not be  pre-cleared  under the following circumstances:

          a.   If  a  Material   Portfolio  Event  occurs,  no  trades  will  be
               pre-cleared  until two days after  Private  Equities has publicly announced the Material Portfolio Event.

          b.   For this purpose,  the term "Material Portfolio Event" shall mean any event which,  alone or in combination with other events since the most  recently  filed MACC  quarterly  report on Form 10-Q or annual  report on Form 10-K, as the case may be, has a reasonable probability  of  resulting in an increase or decrease of at least
               10% in the net  asset  value  of MACC  on a  consolidated  basis.
               Portfolio  liquidity events and divestitures  shall be considered to have a reasonable probability of affecting the net asset value of MACC on a  consolidated  basis upon the execution and delivery of a  letter  of  intent  (or  the  equivalent  thereof)  by  the portfolio company.

          c.   MACC shall  publicly  announce the  occurrence of such  liquidity event or  divestiture  when all of the following  occur:  (i) the effect  of the event on net asset  value can be  quantified  with
               reasonable   certainty,   (ii)  the  occurrence  of  the  subject
               transaction  is reasonably  certain,  which may be closing of the transaction,  and (iii)  announcement  is permitted by applicable contractual and confidentiality obligations.  MACC shall publicly announce the occurrence of Material Portfolio Events by issuing a
               release  to  the   media,   and  if  deemed   appropriate   after
               consultation with counsel, by filing a report on Form 8-K.

Trading Based on, and Disclosure of, Material Nonpublic Information

         All  members of the  Insider  Group  recognize  that as such,  they may become  aware of  information  which is or may be  deemed  to be  material  with respect  to a  decision  to  invest  in  shares  of MACC  stock and which is not generally  known or  available  to the  public.  Even when the Window  Period is otherwise  open and  Pre-Clearance  has been  granted,  no member of the Insider
Group  shall  buy or sell  shares  of MACC  stock  if such  person  shall  be in possession  of  material,  nonpublic  information.  Transactions  that  may seem necessary or  justifiable  for  independent  reasons  (such as the need to raise
money  for  an  emergency   expenditure)  are  no  exception  to  the  foregoing
prohibition.

         In addition,  the Insider Group members  acknowledge that any selective disclosure or "tipping" of such  material,  nonpublic  information  to any other person could damage the market for shares of MACC stock, and violate the federal securities laws and the rules and regulations of the Commission. Accordingly, no member of the Insider  Group shall engage in any such  selective  disclosure  or
"tipping" of  material,  nonpublic  information,  and all members of the Insider
Group shall take all reasonable steps to prevent inadvertent  violations of this rule.

                                                                    EXHIBIT 99.1

         All members of the Insider  Group  acknowledge  that a violation of the foregoing  prohibitions  would be breach of such member's duty of loyalty to the
Company and may be grounds for  immediate  removal from all  positions  with the
Company.

Trading in the Securities of Other Issuers

         The  following   restrictions   shall  apply  to  transactions  in  the
securities of other issuers:

          1.   Members of the Insider  Group who are  Investment  Personnel  (as
               that  term is  defined  in Rule  17j-1  under  the 1940  Act) are prohibited  from  acquiring  any  direct  or  indirect  pecuniary
               interest  in   securities   of  an  issuer  (other  than  issuers
               identified  to  the  applicable  Audit  Committee  prior  to  the adoption of this Policy) which is an eligible  portfolio  company under the 1940 Act (generally  private  Company or public Company not listed on a national  exchange) unless the Audit Committee of
               MACC (the  "Audit  Committee")  shall  have first  approved  such acquisition in writing.

          2.   Members of the Insider  Group who are  Investment  Personnel  are
               prohibited  from  executing a  transaction  in a security  within seven  calendar days before or after one of the Company trades in that security.

          3.   Members of the Insider  Group who are  Investment  Personnel  are
               prohibited  from  directly  or  indirectly  acquiring  beneficial ownership in any  securities  in an Initial  Public  Offering (as that term is defined  in Rule  17j-1  under the 1940 Act) or in a
               Limited Offering (as that term is defined in Rule 17j-1 under the
               1940 Act) unless the Audit  Committee  shall have first  approved such acquisition in writing.

          4.   All members of the Insider Group are  prohibited  from  acquiring any direct or indirect  pecuniary  interest in  securities  of an issuer any of whose securities are held by the Company unless the
               Audit  Committee  shall have first  approved such  acquisition in writing.

          5.   In making the determinations  referenced in paragraphs 1, 3 and 4 above,  the Audit Committee shall consider all relevant  factors, including,  but not  limited  to,  whether:  (i)  the  investment opportunity is an  undisclosed  reward for directing the Company'
               business  to  an  underwriter  or  issuer;  (ii)  the  person  is misappropriating  an opportunity that should have been offered to the  Company;  (iii) the  proposed  investment  could  affect the person's future investment decisions for the Company; and (iv) in the opinion of outside counsel,  the proposed  investment by such person would violate the  provisions of Sections 17 and 57 of the
               1940 Act.

Transactions with Private Equities

         No member of the Insider Group or of the Control Person Group,  without the prior  written  approval  of the  Audit  Committee  (or,  in the case of the
Control  Person Group,  without the prior  written  approval of the Board of the applicable Company) and after consultation with outside counsel, shall knowingly participate in any of the following transactions:

         1.       Sales  of  securities  or of  other  property  to  MACC  or to downstream affiliates of either;

         2.       Purchases of securities or of other property from MACC or from downstream affiliates of either;

         3.       Borrowings  of money or of other  property  from  MACC or from downstream affiliates of either; or

         4.       Plans,  contracts, or other understandings in which the member of the Insider Group or of the Control Person Group and either
                  MACC or downstream  affiliates  of either are joint,  or joint and  several,  participants,  or share in the  profits of such plan, contract, or other understanding.

                                                                    EXHIBIT 99.1

         Members of the Insider Group and of the Control  Person Group may apply to the Audit  Committee  to engage in one of the  foregoing  transactions.  Such application  shall be made on the Company'  Securities Form. The Audit Committee or the Board of Directors of the  applicable  Company (the  "Boards")  shall not approve any of the foregoing transactions in which a member of the Insider Group or of the Control Person Group is a participant  unless outside  counsel advises that the transaction  would not violate the provisions of Section 57 of the 1940
Act.

Short Swing Profits

         No member of the  Insider  Group  shall  purchase  and sell or sell and purchase any equity security of MACC within any period of less than six months.

Records

         At the principal place of business of MACC, the CCO shall maintain:

         1.       A copy of this Policy,  and each other insider  trading policy or code of ethics that has been in effect during the preceding five years, in an easily accessible place;

         2.       A record of any  violation of this  Policy,  and of any action taken as a result of the  violation,  for five years after the end of the fiscal year in which the  violation  occurs,  in an easily accessible place;

         3.       A copy of each report made by any person (and any  information provided in lieu of such reports)  pursuant to this Policy for five  years  after  the end of the  fiscal  year in which  the report is made (or the information provided),  and a record of
                  all  persons   (currently  or  within  the  last  five  years)
                  responsible   for  reviewing   such  reports,   in  an  easily
                  accessible place;

         4.       A record of all  persons,  currently  or within the  preceding five years, who are or were deemed to be "Access Persons";

         5.       Each annual management report concerning the administration of this Policy, for five years after the end of the year in which the report was made; and

         6.       Any determination made by the Audit Committee pursuant to this
                  Policy, and the reasons supporting such determination,  during the preceding five years.

Amendments; Advisor Policy; Underwriter Policy

         Within  15 days  after  the end of each of  MACC's  fiscal  years,  the management  of the  Company and the Advisor  shall  prepare a joint  report (the
"Management  Report") to the Audit  Committee  that:  (1)  describes  any issues arising under this Policy and under any insider trading policy or code of ethics adopted by the Advisor (the "Advisor Policy") since the last Management  Report, including,  but not limited to,  information  about material  violations of this
Policy and the  Advisor  Policy and any  sanctions  imposed in  response  to the material  violations;  and (2)  certifies  that the Company and the Advisor have adopted procedures reasonably necessary to prevent Access Persons from violating this Policy and the Advisor Policy,  respectively.  The Management Report may be in the form attached hereto as Exhibit F.

         The Audit Committee  shall review  annually each Management  Report and such other  information  bearing upon the  effectiveness  of this Policy and the
Advisor Policy as it shall deem relevant,  and shall  thereafter  forward to the
Boards such Management Report and its  recommendations,  if any, with respect to the matters  described  therein or otherwise  bearing upon the  effectiveness of this  Policy.  The Boards shall have the  authority  to amend this  Policy,  the
Memorandum, and all related forms, as necessary. Any amendment to this Policy or the Advisor Policy shall be approved by the Boards,  including a majority of the
Directors  who are not  Interested  Persons of the  Company,  not later than six months after the adoption of such amendment, based upon their determination that the  Policy or  Advisor  Policy,  as  amended,  contains  provisions  reasonably necessary to prevent Access  Persons from engaging in

                                                                    EXHIBIT 99.1

any conduct  prohibited  by the  anti-fraud  provisions  of Rule  17j-1.  Before approving any amendment to this Policy or any code of ethics of the Advisor, the
Board  must  receive  a  certification  from the  Company,  or the  Advisor,  as applicable,  that it has  adopted  procedures  reasonably  necessary  to prevent
Access Persons from violating this Policy.

         Before the Company  retain the services of an investment  adviser other than the Adviser or of a principal  underwriter,  the Boards  shall  approve the insider trading policy or code of ethics of such investment adviser or principal underwriter,  based upon their determination that such insider trading policy or code of ethics  contains  provisions  reasonably  necessary  to  prevent  Access
Persons of such investment adviser or principal underwriter, as the case may be, from  engaging in any conduct  prohibited by the  anti-fraud  provisions of Rule
17j-1.

CCO

         Each Company shall  designate one  individual  who shall be responsible for administering  this Policy and any other policies and procedures  adopted by such entities pursuant to Rule 38a-1 of the 1940 Act (the "CCO"). The CCO of the
Company may be the same person.

         The CCO and his or her  compensation  must be  approved  by Boards,  as applicable,  including  by a majority of the  directors  who are not  Interested
Persons of the Company.  The CCO may be removed from his or her responsibilities only with the approval of the Boards, as applicable, including a majority of the
Directors who are not Interested Persons.

         No less frequently than annually, the CCO must provide a written report to the Boards, as applicable, that, at a minimum, addresses (1) the operation of the policies and procedures of each respective fund and each investment adviser, administrator,  and transfer agent of each respective fund, any material changes made to those policies and procedures since the date of the last report, and any material changes to those policies and procedures recommended as a result of the annual  review of the  adequacy of those  policies and  procedures  and (2) each
Material  Compliance  Matter (as  defined in Rule 38a-1 under the 1940 Act) that occurred since the date of the last report.  No less  frequently  than annually, the CCO must meet separately with the independent  Directors of the Company,  as applicable. The report may be in the form attached hereto as Exhibit G.

                                                                    EXHIBIT 99.1

Applicable Securities Laws

         This Policy was adopted pursuant to the following laws and regulations:

         Section 17(j) of the 1940 Act;

         Rule 17j-1 promulgated under the 1940 Act;

         Section 38 of the 1940 Act;

         Rule 38a-1 promulgated under the 1940 Act;

         Section 16 of the Exchange Act and the regulations promulgated thereunder;

         Section 10(b) of the Exchange Act; and

         Rule 10b-5 promulgated under the Exchange Act.

As amended  and  approved  by the MACC  Board,
October  5, 2004
As revised  and approved by the MACC Board,
February 28, 2006
As revised  and  approved  by the MACC Board
December  12,  2007
As revised and approved by the MACC Board
October 9, 2008

                                    EXHIBIT A

                           MACC PRIVATE EQUITIES INC.

                             INITIAL HOLDINGS REPORT

Instructions

1.       On the attached chart,  list the title,  number of shares and principal amount of each  security  (other than Exempt  Securities(1))  ("Covered
         Securities") in which you may be deemed to have Beneficial Ownership as of a date  that is no more  than  forty-five  (45)  days  prior  to you becoming an Access Person. You are deemed to have Beneficial  Ownership of any  securities  in which  you have a direct or  indirect  pecuniary interest.  In addition,  you are deemed to have Beneficial Ownership of securities  held by your spouse,  your minor  children,  a relative who shares  your  home,  or  other  persons  by  reason  of  any  contract, arrangement,  understanding or relationship that provides you with sole or shared voting or investment power.

2.       On the attached chart, list the name of any broker, dealer or bank with whom you  maintained an account in which any  securities  were held for your  direct or  indirect  benefit  as of the date you became an Access
         Person.

3.       If you are a Director who is not an "interested person" of MACC Private
         Equities Inc. (as defined in Section 2(a)(19) of the Investment Company
         Act), and who would otherwise be required to report solely by reason of being a Director, then you do not need to complete the report. Instead, please  place a mark  next  to the  statement  "I am not an  interested person," and sign the form.

------------------------------------------------------------ ---------------------------------------------------------
                     Title of Security                                 Number of Shares or Principal Amount
----------------------------------------------------------- ----------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

I have established the following accounts with a broker, dealer or bank:

------------------------------------------------------------ ---------------------------------------------------------
                  Broker, Dealer or Bank                                          Account Number
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

___________   I am not an interested person as defined by Section 2(a)(19) of the Investment Company Act of 1940.

--------
     (1)  Exempt  Securities  are  defined  as: (1)  direct  obligations  of the
Government of the United States; (2) banker's  acceptances,  bank certificate of
deposit,   commercial  paper  and  high  quality  short-term  debt  instruments, including repurchase agreements; and (3) shares issued by open-end funds.

                                      A-1

Certifications:

I hereby certify that:

1. The information provided above is correct.

2. This report  excludes  transactions  with respect to which I had no direct or indirect influence or control.

Date:
     -----------------------------------

                        Signature:
                                 -----------------------------------------------

                        Name:
                             ---------------------------------------------------

                                      A-2

                                    EXHIBIT B

                           MACC PRIVATE EQUITIES INC.

                          QUARTERLY TRANSACTION REPORT

Instructions

1.       On the attached chart, please list each transaction during the calendar quarter in any  security  (other than Exempt  Securities(2))  ("Covered
         Securities") in which you may be deemed to have Beneficial Ownership as of the  date  indicated  above.  You  are  deemed  to  have  Beneficial
         Ownership  of any  securities  in which you have a direct  or  indirect pecuniary  interest.  In  addition,  you are deemed to have  Beneficial
         Ownership of securities  held by your spouse,  your minor  children,  a relative  who  shares  your  home,  or other  persons  by reason of any contract, arrangement,  understanding or relationship that provides you with sole or shared voting or investment power.

2.       On the attached chart, list the name of any broker, dealer or bank with which you established any account in which  securities were held during the calendar quarter for your direct or indirect benefit.

3.       You need not report any transactions  effected pursuant to an Automatic
         Investment Plan (as defined in Rule 17j-1 under the Investment  Company
         Act).  In addition,  you do not need to complete the attached  chart if the  report  would  duplicate  information  contained  in broker  trade confirmations  or account  statements  received by the Chief Compliance
         Officer so long as the  confirmations or statements are received within
         30  days  after  the  end of  the  calendar  quarter  and  contain  the information required by this report.

3.       If you are a Director who is not an "interested person" of the Fund (as defined in Section  2(a)(19) of the  Investment  Company Act),  and who
         would  otherwise  be  required  to  report  solely by reason of being a
         Director,  then you do not need to complete the report  unless you knew or in the  ordinary  course of  fulfilling  your  duties as a Director, should have known that during the 15-day period  immediately  before or after your  transaction in a Covered  Security,  MACC Private  Equities
         Inc.  purchased or sold the Covered Security,  or MACC Private Equities
         Inc.,  or the  Adviser  considered  purchasing  or selling  the Covered
         Security.  Instead, please place a mark next to the statement "I am not an interested person," and sign the form.

-------------
    (2)  Exempt  Securities  are  defined  as: (1)  direct  obligations  of the
Government of the United States; (2) banker's  acceptances,  bank certificate of
deposit,   commercial  paper  and  high  quality  short-term  debt  instruments, including repurchase agreements; and (3) shares issued by open-end funds.

                                      B-1

------------------- -------------------- ----------------- --------------------- ------------------- --------------------
     Date of             Title of           Number of           Nature of           Price of the       Name of Broker,
   Transaction      Security(2)           Shares and the    Transaction (i.e.    Security At Which     Dealer or Bank
                                            Principal      purchase or sale or    the Transaction      With or Through
                                          Amount of Each      other type of         Was Effected          Which the
                                             Security         acquisition or                           Transaction Was
                                                               disposition)                               Effected
------------------- -------------------- ----------------- --------------------- ------------------- --------------------
------------------- -------------------- ----------------- --------------------- ------------------- --------------------
------------------- -------------------- ----------------- --------------------- ------------------- --------------------
------------------- -------------------- ----------------- --------------------- ------------------- --------------------
------------------- -------------------- ----------------- --------------------- ------------------- --------------------
------------------- -------------------- ----------------- --------------------- ------------------- --------------------

I have established the following accounts with a broker, dealer or bank:

----------------------------------------------------------- -------------------------------------------------------------
                  Broker, Dealer or Bank                                          Date Established
----------------------------------------------------------- -------------------------------------------------------------
----------------------------------------------------------- -------------------------------------------------------------
----------------------------------------------------------- -------------------------------------------------------------
----------------------------------------------------------- -------------------------------------------------------------
----------------------------------------------------------- -------------------------------------------------------------
----------------------------------------------------------- -------------------------------------------------------------

___________                I have transmitted to the Chief Compliance Officer of
                           MACC   Private    Equities,    Inc.    broker   trade
                           confirmations or account statements containing all of
                           the information required above.

___________                I have not engaged in any securities transactions
                           during the calendar quarter.

Certifications:

I hereby certify that:

1. The information provided above is correct.

2. This report  excludes  transactions  with respect to which I had no direct or indirect influence or control. Date:

                        Signature:
                                  -----------------------------------------------------
                        Name:
                                  -----------------------------------------------------
----------
(2)Including interest rate and maturity, if applicable.

                                      B-2

                                 EXHIBIT C

                           MACC PRIVATE EQUITIES INC.

                             ANNUAL HOLDINGS REPORT

Instructions

1.       On the attached chart,  list the title,  number of shares and principal amount of each  security  (other than Exempt  Securities(3))  ("Covered
         Securities") in which you may be deemed to have Beneficial Ownership as of a date that is no more than  forty-five  (45) days prior to the date of this  Report.  You are deemed to have  Beneficial  Ownership  of any securities in which you have a direct or indirect  pecuniary  interest.
         In addition,  you are deemed to have Beneficial Ownership of securities held by your spouse,  your minor  children,  a relative who shares your home,  or  other  persons  by  reason  of  any  contract,  arrangement, understanding  or  relationship  that  provides you with sole or shared voting or investment power.

2.       On the attached chart, list the name of any broker, dealer or bank with whom you  maintained an account in which any  securities  were held for your  direct or  indirect  benefit  as of the date you became an Access
         Person.

3.       If you are a Director who is not an "interested person" of MACC Private
         Equities Inc. (as defined in Section 2(a)(19) of the Investment Company
         Act), and who would otherwise be required to report solely by reason of being a Director, then you do not need to complete the report. Instead, please  place a mark  next  to the  statement  "I am not an  interested person," and sign the form.

-------------------
     (3)  Exempt  Securities  are  defined  as: (1)  direct  obligations  of the
Government of the United States; (2) banker's  acceptances,  bank certificate of
deposit,   commercial  paper  and  high  quality  short-term  debt  instruments, including repurchase agreements; and (3) shares issued by open-end funds.

                                      C-1

------------------------------------------------------------ ---------------------------------------------------------
                     Title of Security                                 Number of Shares or Principal Amount
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

I have the following accounts with a broker, dealer or bank:

------------------------------------------------------------ ---------------------------------------------------------
                  Broker, Dealer or Bank                                          Account Number
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

___________         I am not an interested person as defined by Section 2(a)(19)
                    of the Investment Company Act of 1940.

Certifications:

I hereby certify that:

1. The information provided above is correct.

2. This report  excludes  transactions  with respect to which I had no direct or indirect influence or control.

Date:
         -----------------------------------

                           Signature:
                                      -----------------------------------------------------

                           Name:
                                      -----------------------------------------------------

                                      C-2

                                    EXHIBIT D

                              BROKER NOTICE LETTER

TO:_______________________________ (Broker)

FROM:                                       (Reporting Person)
      --------------------------------------

RE:      Pre-Clearance Procedure for All Transactions, Including Transfers, Involving
         MACC Private Equities Inc. (the "Company") Stock

         In order to comply with the 2002  Sarbanes-Oxley  Act's two-day  filing requirement  for  officers,  directors  and others,  including  family  members, subject to Section 16 of the  Securities  and Exchange Act of 1934,  the Company
has instituted new compliance procedures, which require me to supply this notice to you.

         I am a "Section 16 insider" of the Company, and I am subject to the new compliance  procedures instituted by the Company. I will need your assistance to ensure that I adhere to the Company's new  compliance  procedures  and to ensure that I meet the new reporting  deadlines mandated by the Securities and Exchange
Commission ("SEC").

         As my broker, you will need to verify with the Company that my proposed order or instruction has been  pre-cleared by the Company prior to executing any instruction from me involving the Company's stock. Immediately upon execution of any transaction or instruction  involving the Company's stock (and in any event, before the close of business on the trade date), you will need to provide all of the details of such  transaction to the Company or its designee by telephone and in  writing  by fax or  e-mail.  Additionally,  you will  need to  provide  this information  to  David  E.  Gardels  or  Daniel  A.  Peterson  (the  "Authorized
Counsel").  The current  addresses for Authorized  Counsel is 1620 Dodge Street,
Suite 2100, Omaha, NE 68102 (or, for Mr. Peterson, 720 Olive Street, Suite 2400,
St. Louis, Missouri 63101), while its current telephone number is (402) 964-5000
(or, for Mr. Peterson,  (314) 345-6246).  The Authorized  Counsel's  current fax number is (402) 964-5050 (or, for Mr. Peterson,  (314) 345-6060), and its e-mail
addresses           are           david.gardels@huschblackwell.com           and
dan.peterson@huschblackwell.com.

         I  appreciate  your  assistance  in helping me comply  with the new SEC regulations  and with the Company's new compliance  procedures.  If you have any questions  or  comments  about  this,  please do not  hesitate  to  contact  the
Authorized Counsel.

                                   Thank you.

                                   By:_________________________________

                                      D-1

                                    EXHIBIT E

                                POWER OF ATTORNEY

         The  undersigned,  an officer and/or director of MACC Private  Equities
Inc., a Delaware  corporation (the "Company"),  does hereby individually appoint
David E.  Gardels  or Daniel A.  Peterson,  or any of them,  with full  power of substitution, the agent and attorney-in-fact for the undersigned (the "Agents"), to execute and deliver,  for and on behalf of the undersigned,  Reports on Forms
3, 4 and 5 pursuant to Section 16 of the  Securities  and  Exchange  Act of 1934
(the "Act"),  to be filed with the Securities and Exchange  Commission,  and any and all  amendments  to such Forms 3, 4 and 5, in  accordance  with  information regarding  trading  shares  of  the  Company's  common  stock  provided  by  the undersigned.

         The undersigned  understands and agrees that (i) this Power of Attorney does not relieve the undersigned of his or her duties and responsibilities under the Act but rather is executed as a convenience to the  undersigned in complying with the Act, and (ii) the Agents and the Company  assume no  responsibility  or
liability  in  connection  herewith,   but  undertake  only  to  facilitate  the
undersigned's  compliance  with the Act in  accordance  with  the  undersigned's directions.

         This Power of Attorney may be executed in multiple  counterparts,  each of which shall be deemed an original,  but which taken together shall constitute one instrument.

                                         Date:_______________________________

                                         Signature:___________________________

                                      E-1

                                    EXHIBIT F

                                  ANNUAL REPORT

         Pursuant  to the terms of the  Investment  Company  Code of Ethics  and
Insider  Trading Policy (the "Policy") of MACC Private  Equities Inc.  ("MACC"),
the  management  of MACC  and  Eudaimonia  Asset  Management,  LLC  ("EAM")  and
InvestAmerica  Investment Advisors,  Inc. ("IAI"") delivers its annual report on compliance  with the terms and conditions of the Policy during fiscal year ____.
All terms used but not  defined  herein  shall have  their  respective  meanings assigned in the Policy.

     1.   There were no issues  under,  or material  notations of, the Policy or the  Investment  Advisor  Code of Ethics and  Insider  Trading  Policy
          adopted  by EAM or IAI since the last  report to the Audit  Committee.
          [If there were any issues,  this  section  should  describe  the issue including any  information  about material  violations of the policies and the sanctions imposed in response to the material violations. ]

     2.   MACC, EAM and IAI have each adopted procedures reasonably necessary to prevent  Access Persons (as defined in Rule 17j-1 under the Investment
          Company Act) from violating the Policy.

                                    MACC Private Equities Inc.

                                    -------------------------------------
                                             [Name, Title]

                                    Eudaimonia Asset Management, LLC

                                    -------------------------------------
                                             [Name, Title]

                                    InvestAmerica Investment Advisors, Inc.

                                    -------------------------------------
                                             [Name, Title]

                                      F-1

                          INSIDER TRADING POLICY REPORT

                                 prepared by the

                                 AUDIT COMMITTEE

                                       of

                           MACC PRIVATE EQUITIES INC.

         Pursuant  to the terms of the  Investment  Company  Code of Ethics  and
Insider  Trading  (the  "Policy")  of MACC  Private  Equities  Inc.,  the  Audit
Committee  hereby  delivers its Annual Report on  compliance  with the terms and conditions  of the Policy during fiscal year ___. All terms used but not defined herein shall have their respective meanings assigned in the Policy.

     1.   In  preparing  this  Report,  the Audit  Committee  has  reviewed  the following:

          a.   The Policy;

          b.   The Investment Advisors Code of Ethics and Insider Trading Policy
               of Eudaimonia Asset Management, LLC, and InvestAmerica Investment
               Advisors,  Inc.  (the  "Advisors'  Policies");  and
          c.   The Annual Report dated ____________, attached hereto as Appendix
               1.

     2.   The Audit  Committee is not aware of any  significant  issues  arising under  the  Policy  or  the  Advisors'  Policies  during  fiscal  year
          ___________.

     3.   The Audit  Committee  is not aware of any material  violations  of the
          Policy or the Advisors' Policies during fiscal year ------------.

     4.   The Audit Committee  believes that pursuant to the terms of the Policy and the Advisors' Policies as currently in effect, the Company and the
          Advisors'  have  adopted  procedures  reasonably  necessary to prevent
          Access  Persons  (as that  term is  defined  in Rule  17j-1  under the
          Investment  Company Act) from  violating the terms of the Policy,  the
          Advisors'  Policies and Rule 17j-1.  Accordingly,  the Audit Committee
          does not recommend any  amendments or  modifications  to the Policy or the Advisors' Policy at this time.

Dated:_________________________

                                      F-2

                                    EXHIBIT G

                       Report of Chief Compliance Officer

         In accordance  with the  Investment  Company Code of Ethics and Insider
Trading  Policy of MACC Private  Equities Inc.  ("MACC") in my capacity as Chief
Compliance Officer, I submit the following report:

         1. I have  reviewed the  operation of policies and  procedures of MACC,
Eudaimonia Asset Management, LLC ("EAM"), and InvestAmerica Investment Advisers,
Inc. ("IAI") and each custodian,  administrator  and transfer agent of MACC, and any material changes made to those policies and procedures since the date of the last report. As a result of such review, I do not recommend any material changes to those policies and procedures.  [If changes are  recommended,  they should be delineated and the reasons supporting the changes should be delineated.]

         2. There were no Material  Compliance Matters (as defined in Rule 38a-1 under the Investment  Company Act) since the date of the last report.  [If there were any Material Compliance  Matters,  such matters should be set forth and any remedial actions taken in response thereto should be delineated.]

Dated:
        ----------------------------

                                    -------------------------------------
                                    Chief Compliance Officer

                                      G-1